SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 3, 2004
(Date of earliest event reported)

Commission File No. 333-108551



                        Asset Backed Funding Corporation
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       Delaware                                              75-2533468
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(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                    28255
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Address of principal executive offices                    (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

            On June 3, 2004, Asset Backed Funding Corporation (the "Registrant"), Option One Mortgage Corporation, as master servicer, and Wells Fargo Bank, National Association, as trustee, amended and restated, as of June 1, 2004, the Pooling and Servicing Agreement, originally dated as of April 1, 2004, relating to the Registrant's Asset-Backed Certificates, Series 2004-OPT3. A copy of such amended and restated agreement is filed as an exhibit hereto. The purpose of the amendment was to provide for the rights of an insurer issuing a financial guaranty insurance policy that guarantees payment on net interest margin securities secured by all or a portion of the Class CE and Class P Certificates.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-4) Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 2004, among Asset Backed Funding Corporation, Option One Mortgage Corporation and Wells Fargo Bank, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


June 3, 2004

                                   By:    /s/ Kirk B. Meyers
                                          --------------------------------------
                                   Name:  Kirk B. Meyers
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)            Amended and Restated Pooling and                      E
                  Servicing Agreement, dated as of
                  June 1, 2004, among Asset Backed
                  Funding Corporation, Option One
                  Mortgage Corporation and Wells Fargo
                  Bank, National Association.